PETROTEQ ANNOUNCES HIRING OF NEW CHIEF OPERATING OFFICER

SHERMAN OAKS, California, August 18, 2020 -- Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE; OTC:PQEFF; FSE:PQCF), an integrated oil company focused on the development and implementation of its proprietary oil-extraction and remediation technologies, is pleased to announce that George Stapleton has joined Petroteq as Chief Operating Officer.

Mr. Stapleton brings over forty years of experience in all aspects of design, construction, fabrication and project management for onshore and offshore plant and energy infrastructure related projects. Mr. Stapleton spent over 20 years of his career with McDermott, Inc., a premier international engineering, construction and procurement firm. Most recently he held the position of Senior Director for all fabrication operations for McDermott, Inc. in North, Central and South America.

Mr. Stapleton was a Director of E-T Energy Ltd. from 2003-2017 where he was responsible for the definition and development of a pilot program to prove the application of patented environmental remediation technology to the production of bitumen from shallow Athabasca oil sands and managed the design and construction of surface production facilities.

In his capacity as Chief Operating Officer, George will be responsible for overseeing all engineering, planning, procurement, project management and day-to-day operations on behalf of the Company including interfacing with existing engineering and operating partners.

"Mr. Stapleton's recruitment is certainly a most fortuitous event for Petroteq. George brings a combination of proven engineering, project management and operations experience developed over four decades with world-class companies and projects. Together with his intimate understanding of oil sands and remediation projects, I believe he is the perfect fit for Petroteq and I enthusiastically welcome him as our new Chief Operating Officer. We expect great things from George and look forward to what the future will bring," stated Chairman Alex Blyumkin.

Steve Byle, CEO of Valkor Engineering, long-time services partner and shareholder of Petroteq said "That Petroteq has attracted someone with George's experience is a big step forward for the company and I look forward to working with him to continue our work to increase capacity and optimize plant operations to prove the capability of the Asphalt Ridge plant to produce sustainable, economically viable oil and natural fuel products."

"I am excited by Petroteq's proprietary technology for extracting oil from oilsands without the use of water and without the need for a tailings pond, unlike the technology currently applied in the Canadian oilsands," said George Stapleton after his recent visit to the Petroteq plant just outside Vernal, Utah. "The plant upgrades now underway will inform the design of our proposed future 5,000 bpd facility."

In connection with Mr. Stapleton's recruitment and as part of his compensation package with Petroteq he was awarded 1,000,000 common shares of the Company and incentive stock options vesting over eight months for 3,000,000 common shares at $0.085 per share expiring after five years.

The 1,000,000 common shares issuable to Mr. Stapleton are subject to approval of the TSX Venture Exchange (the "Exchange"). All securities issued to Mr. Stapleton will be issued in reliance on exemptions from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and applicable state securities laws, and will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act). In addition, such securities will be subject to an Exchange four-month hold period.

The Company also announces that it has closed the US$600,000 equity financing with Alex Blyumkin, an officer and director of the Company, previously announced on July 20, 2020, as well as the financing with an arm's length lender for a US$150,000 principal amount (including a 20% original issue discount) convertible debenture, and warrants exercisable for up to 3,033,980 common shares of the Company, previously announced on July 29, 2020.

About Petroteq Energy Inc.

Petroteq is a fully integrated clean technology company focused on the development and implementation of a new proprietary technology for oil extraction. The Company has an environmentally safe and sustainable technology for the extraction and reclamation of heavy and bitumen from oil sands, oil shale deposits and shallow oil deposits. Petroteq is engaged in the development and implementation of its patented environmentally friendly heavy oil processing and extraction technologies. Petroteq is currently focused on developing its oil sands resources and expanding production capacity at its Asphalt Ridge soil remediation and heavy oil extraction processing facility located near Vernal, Utah.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company, including: the Company increasing capacity and optimizing its plant operations to prove the capability of the Asphalt Ridge plant to produce sustainable, economically viable oil and natural fuel products; the plant producing 5,000 bpd; and the 1,000,000 common shares being issued to Mr. Stapleton; are intended to identify forward-looking information. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: receipt of Exchange approval for the issuance of the 1,000,000 common shares; the Company having the resources and services available to continue and complete work on its plant; and the plant producing as expected. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: failure by the Exchange to approve the issuance of the shares; uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward- looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

The securities referred to in this news release have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent U.S. registration or an applicable exemption from the U.S. registration requirements. This news release does not constitute an offer for sale of securities, nor a solicitation for offers to buy any securities. Any public offering of securities in the United States must be made by means of a prospectus containing detailed information about the company and management, as well as financial statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.

Alex Blyumkin

Executive Chairman

Tel: (800) 979-1897